UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 18, 2025, Soluna Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The stockholders of the Company acted upon the following proposals at the Annual Meeting: (1) the election of two directors, (2) the approval of the Reverse Stock Split Proposal, (3) the approval of the Adjournment Proposal, and (4) the approval of the Auditor Ratification Proposal (each as defined below).

The final voting results were as follows:

Proposal 1: Election of Directors Proposal

The Company’s stockholders elected David C. Michaels as a Class II Director to serve for a three-year term until the Company’s 2028 Annual Meeting of Stockholders. Mr. Michaels received the following votes:

For	Withheld	Broker Non-Votes
6,402,256	173,736	4,644,862

The Company’s stockholders elected Matthew Lipman as a Class II Director to serve for a three-year term until the Company’s 2028 Annual Meeting of Stockholders. Mr. Lipman received the following votes:

For	Withheld	Broker Non-Votes
6,364,245	211,747	4,644,862

Proposal 2: Reverse Stock Split Proposal

The proposal to approve one or more reverse stock splits of the then-outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with no change to the number of authorized shares of Common Stock, having an aggregate ratio of not less than one-for-five (1:5) and not greater than one-for-fifty (1:50), with the exact number, timing, and ratio within such aggregate range each to be determined by the Board of Directors of the Company in its discretion and included in a public announcement, to be effectuated at any time within one year after stockholder approval was obtained (the “Reverse Stock Split Proposal”) was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
9,702,027	1,479,079	39,748	N/A

Proposal 3: Adjournment Proposal

The proposal to approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series B Convertible Preferred Stock, par value $0.001 per share, present or represented by proxy at the Annual Meeting and voting “FOR” the Reverse Stock Split Proposal was insufficient to approve such proposal (the “Adjournment Proposal”) was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
10,295,007	904,877	20,970	N/A

Proposal 4: Auditor Ratification Proposal

The proposal to ratify the appointment of UHY LLP as the Company’s independent registered public account firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”) was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
10,626,386	310,638	283,830	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: August 20, 2025	By:	/s/ John Tunison
John Tunison
Chief Financial Officer
(principal financial officer)